Exhibit 10.1

OFFSHORE SECURITIES PURCHASE AGREEMENT

November 3, 2004

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 IS AVAILABLE.

This Offshore Securities Purchase Agreement (this “Agreement”) is made by Synthetic Blood International, Inc., a New Jersey corporation (the “Company”), and the purchaser identified on the signature page hereto, including its successors and assigns, (the “Buyer”); and

WHEREAS, this Agreement is executed in reliance upon the transaction exemption afforded by Regulation S (“Regulation S”) as promulgated by the Securities and Exchange Commission (“SEC”), under the Securities Act of 1933, as amended, (the “1933 Act”),

NOW, THEREFORE, in consideration of the foregoing recitals and the terms and conditions hereinafter set forth the parties hereto agree as follows:

1. SUBSCRIPTION

(a) The Buyer hereby subscribes for and purchases                                  units, each unit consisting of one share of the restricted common stock of the Company and a warrant to purchase one share of the restricted common stock of the Company, the form of which is attached hereto as Exhibit A, at a price of $0.20 per unit or a total purchase price of $                                         (U.S.). The common stock and warrants are collectively referred to as the “Securities.”

(b) Buyer has deposited the purchase price by delivering good funds in United States Dollars to the Company.

2. BUYER’S REPRESENTATIONS. Buyer represents and warrants to the Company as follows:

(a) Buyer is not a U.S. Person and Buyer was not formed for the purpose of investing in the Securities, which have not been registered under the 1933 Act in reliance upon Regulation S, by or for the benefit of a U.S. person.

(b) At the time the buy order was originated, Buyer was outside the United States.

(c) No offer to sell or purchase the Securities was made in the United States.

(d) Buyer has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being purchased by the Buyer.

(e) Buyer is purchasing the Securities for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person.

(f) All subsequent offers and sales of the Securities shall be made in compliance with Regulation S and/or pursuant to registration of the Securities under the 1933 Act or pursuant to an exemption from registration under the 1933 Act. Unless registered for sale under the 1933 Act, the Securities will not be resold to U.S. Persons or within the United States until after the end of a one year restricted period commencing on the date of closing of the purchase of the Securities and otherwise in compliance with Rule 904 of Regulation S.

(g) The Securities are being offered and sold to Buyer in reliance on Regulation S and the Company is relying upon the truth and accuracy of Buyer’s representations and warranties in order to justify such reliance in connection with the sale of the Securities to Buyer.

(h) Buyer has received and reviewed the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2004, quarterly report on Form 10-Q for the fiscal quarter ended July 31, 2004, and Prospectus dated September 10, 2004 as filed with the Securities and Exchange Commission, and has had an opportunity to ask questions of and receive information from the Company and its executive officers and has availed itself of such opportunity to the fullest extent desired by Buyer.

3 COMPANY REPRESENTATIONS. The Company represents and warrants to Buyer as follows:

(a) The Company is required to file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). The Company is a “reporting issuer” as defined by Rule 902 of Regulation S. The Company is current in its reporting obligations with the Securities and Exchange Commission. The Company’s common stock is listed on the Over the Counter Bulletin Board under the symbol SYBD.

(b) The Company is incorporated in the state of New Jersey and is in good standing as of the date of this Agreement. The Company’s Federal Identification Number is 22-3067701.

(c) The Company has not offered the Securities which are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S.

(d) At the time the buy order was originated, the Company and/or its agents reasonably believed Buyer was outside of the United States and was not a U.S. Person.

(e) The Company and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

(f) The Company has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being purchased by the Buyer.

(g) The Securities when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholders of the Company. The Securities are free and clear of any security interest, liens, claims, or other encumbrances.

(h) The Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally.

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4. EXEMPTION; RELIANCE ON REPRESENTATION.

(a) Buyer understands that the offer and sale of the Shares are not being registered under the 1933 Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S as an exemption from registration for this transaction between the Company and the Buyer. Buyer agrees that the Securities can not be sold except in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the 1933 Act.

(b) Buyer agrees that the Securities are “restricted securities” as defined in SEC Rule 144(a)(3). The Company is bound by this Agreement to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration.

5. TRANSFER AGENT INSTRUCTIONS.

The Company will deliver or cause to be delivered to the Buyer upon receipt of this Agreement and the subscription payment certificates and instruments representing the Securities in the name of Buyer. All certificates and instruments shall bear appropriate restrictive legends to the effect that no transfer of the Securities may be made except in compliance with the provisions of Regulation S. The Company and Buyer agree that the Company’s transfer agent is hereby directed and authorized to refuse to register any transfer of the Securities that is not made in accordance with the provisions of Regulation S.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. Buyer understands that the Company’s obligation to sell the Securities is condition upon:

(a) The receipt and acceptance by the Company of this Subscription Agreement executed by Buyer, and

(b) Delivery to the Company of good funds as payment in full for the purchase of the Securities.

7. GOVERNING LAW.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, United States of America. A facsimile transmission of this signed agreement shall be legal and binding to all parties hereto.

8. MODIFICATION.

This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of their respective boards of directors.

9. NON-ASSIGNABLE.

This Agreement is not assignable or transferable to any other party.

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10. ATTORNEY FEES.

Buyer shall be responsible for his own legal fees in connection with the execution and negotiation of this Agreement. If any action at law or equity, including an action for declaratory judgment is filed, or if an arbitration proceeding is brought to enforce or interpret the terms, covenants or provisions of this Agreement, each party agrees to bear their own attorneys’ fees and costs.

11. FORM OF OWNERSHIP. Please indicate the form of ownership that the Buyer desires for the Securities:

____	Individual
____	Joint Tenants with Right of Survivorship
____	Tenants in Common
____	Community Property
____	Trust
____	Corporation
____	Partnership
____	Other:___________________________

12. REGISTRATION RIGHTS. The Company and Buyer agree to the registration rights set forth in the Registration Terms attached hereto as Exhibit B.

[Signature Page Follows.]

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IN WITNESS WHEREOF, this Offshore Securities Purchase Agreement was duly executed on the date first written below.

Dated this                  day of the month of                                          2004.

Buyer:

Print Name of Buyer

By:

Print Name and Title of Signer

Address

City

Country

Accepted this      day of the month of                                          2004.

SYNTHETIC BLOOD INTERNATIONAL, INC.

By:
Robert Nicora, President

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EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

COMMON STOCK PURCHASE WARRANT

To Purchase                      Shares of Common Stock of

Synthetic Blood International, Inc.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) CERTIFIES that, for value received,                      (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or prior to December 31, 2007 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Synthetic Blood International, Inc., a New Jersey corporation (the “Company”), up to                                          shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $0.275, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant.

(a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, said exercise will be void and of no effect if the Holder does not surrender this Warrant to the Company and the Company does not receive payment of the aggregate Exercise Price of the shares purchased by wire transfer or cashier’s check drawn on a United States bank on or before the fifth day following the date notice of exercise is delivered to the Company. Certificates for shares purchased hereunder shall be delivered to the Holder within 3 Trading Days from the delivery to the Company of the notice of exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c) Subject to the provisions of this Section 3, if the Closing Price (as defined below) for each of ten consecutive Trading Days (the “Measurement Period”) during the period this Warrant is exercisable exceeds 200% of the Exercise Price (the “Threshold Price”) (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after November 1, 2004), then the Company may, within five business days of such period, call for cancellation of all or any portion of this Warrant for which a Notice of Exercise has not yet been delivered (such right, a “Call”). For purposes of this Agreement the term “Closing Price” means (i) the last reported high closing bid price per share of Common Stock on such date (as reported by Bloomberg L.P. at 1:15 PM (Los Angeles time), or (ii) if there is no such price on such date, then the high closing bid price on the date nearest preceding such date (as reported by Bloomberg L.P. at 1:15 PM (Los Angeles time) for the closing bid price for regular session trading on such day), or (iii) if prices for the Common Stock are then reported only in the “pink sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported. To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a “Call Notice”), indicating therein the portion of the unexercised portion of this Warrant to which such notice applies. Any portion of this Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received from and after the date of the Call Notice will be cancelled without payment from or further obligation of the Company at 5:00 p.m. (Los Angeles time) on the fifteenth business Day after the date the Call Notice is given to the Holder (such date, the “Call Date”). Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Call Notice that are tendered from the time of delivery of the Call Notice through 5:00 p.m. (Los Angeles time) on the Call Date provided that the exercise procedures set forth in Section 3(a) are otherwise followed, and otherwise, this Warrant shall be cancelled. The parties agree that any Notice of Exercise delivered following a Call Notice shall first reduce to zero the number of Warrant Shares subject to such Call Notice prior to reducing the remaining Warrant Shares available for purchase under this Warrant. For example, if this Warrant then permits the Holder to acquire 100 Warrant Shares, a Call Notice pertains to 75 Warrant Shares, and prior to 5:00 p.m. (Los Angeles time) on the Call Date the Holder tenders a Notice of Exercise in respect of 50 Warrant Shares, then on the Call Date the right under this Warrant to acquire 25 Warrant Shares will be

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automatically cancelled, the Company, in the time and manner required under this Warrant, will have issued and delivered to the Holder 50 Warrant Shares in respect of the exercises following receipt of the Call Notice, and the Holder may, until the Termination Date, exercise this Warrant for 25 Warrant Shares (subject to adjustment as herein provided and subject to subsequent Call Notices). Subject again to the provisions of this Section 3(c), the Company may deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall not have delivered a Notice of Exercise.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7. Transfer, Division and Combination.

(a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

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(e) In connection with any transfer of this Warrant the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Adjustments of Exercise Price and Number of Warrant Shares.

(a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

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(b) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(c) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11(c) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(d) Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(e) Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

Notice of Corporate Action. If at any time:

(i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

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(ii) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

12. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable there for upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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13. Miscellaneous.

(a) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

(b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile and receipt is confirmed by telephone, (b) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (c) upon actual receipt by the party to whom such notice is required to be given. The Holder’s address for such notices and communications shall be the address of Holder as it appears in the books and records of the Company.

(e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(g) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

7

(h) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(i) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:                     , 2004

SYNTHETIC BLOOD INTERNATIONAL, INC.

By:
Name:
Title:

8

NOTICE OF EXERCISE

To:	Synthetic Blood International, Inc.

(1) The undersigned hereby elects to purchase              Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

__________________________________

The Warrant Shares shall be delivered to the following:

__________________________________

__________________________________

__________________________________

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[PURCHASER]

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

Dated:	,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B

REGISTRATION TERMS

The following agreement (“Agreement”) on the terms of registration rights granted in connection with the purchase and sale of common stock and warrants by Synthetic Blood International, Inc., a New Jersey corporation (the “Company”), to purchasers (each such purchaser, a “Purchaser” and collectively, the “Purchasers”) tendering to the Company the Offshore Securities Purchase Agreement dated November 3, 2004 (the “Purchase Agreement”) is effective November 3, 2004.

The Company and the Purchasers hereby agree as follows:

1. Definitions.

“Advice” shall have the meaning set forth in Section 6(c).

“Commission” means the United States Securities and Exchange Commission.

“Effectiveness Date” means the date of any order issued by the Securities and Exchange Commission (the “Commission”) pursuant to which any Registration Statement becomes effective under the Securities Act of 1933 (“Securities Act”).

“Effectiveness Period” means the period from the Effectiveness Date to the earlier of the date all Registrable Securities have been sold and transferred free of restriction on transfer by reference to the registration requirements of the Securities Act, or June 30, 2008.

“Filing Date” means the date the Company proposes to file a Registration Statement with the Commission.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of the shares of common stock purchased under the Purchase Agreement and all shares of common stock underlying the warrants purchased under the Purchase Agreement, together with any shares of common stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement filed by the Company as described in Section 2, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

2. Registration. If at any time prior to June 30, 2007 the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Holder Questionnaire”) with its written request for inclusion of its Registrable Securities in the Registration Statement. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement who fails to furnish to the Company a fully completed Selling Holder Questionnaire with its written request for inclusion. The Company is not obligated to include any of the Registrable Securities in any post-effective amendment to the Company’s Registration Statement on Form S-2, SEC File No. 333-118759.

3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than ten days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed which documents will be subject to the review of such Holders. Any corrections provided by a Holder by the end of the fifth following receipt of such draft documents may be included in the filing without further notice or approval of the Holder. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto that contains any disclosure regarding the Holders that varies from the disclosure set forth in the Selling Holder Questionnaire (as corrected by the Holders), without the prior approval of the affected Holder.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

(g) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep the Registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(j) Comply with all applicable rules and regulations of the Commission.

(k) If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, the Company may require each selling Holder to furnish to the Company a further certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

5. Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the

Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.

(e) Notices. Except as otherwise provided herein, all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:30 p.m. (Los Angeles time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (Los Angeles time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(h) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, United States of America.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(l) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

ANNEX A

SYNTHETIC BLOOD INTERNATIONAL, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, $.01 par value per share (the “Common Stock”), of Synthetic Blood International, Inc. (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 or other available form (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Terms dated as of November 3, 2004 (the “Registration Rights Agreement”), among the Company and the Purchasers described therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)	Type and Principal Amount of Registrable Securities (the securitiess you are entitled to sell under the Registration rights Agreement) beneficially owned:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Mark E. Lehman

Parsons Behle & Latimer

One Utah Center

201 South Main Street, Suite 1800

P.O. Box 45898

Salt Lake City, Utah 84145-0898

(801) 532-1234

(801) 536-6111 Fax

Email mlehman@pblutah.com

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